Contractual Liabilities	12 Months Ended
Dec. 31, 2018
Contractual liabilities
Contractual liabilities

20    Contractual liabilities

In 2016, the Company entered into a silver streaming arrangement, which consisted of an upfront payment of USD 250,000 for the anticipated sale of a portion of the silver contained in the ore concentrates produced by the Cerro Lindo mining unit. The prepaid amount was recognized as a contractual liability and the corresponding revenue is recognized as the silver is delivered, which is the time that the contractual performance obligations are satisfied. The changes in the contractual liabilities are shown below:

	2018	2017
At January	221,885	250,000
Revenue recognition upon ore delivery	(29,543)	(36,299)
Accretion for year	7,295	8,184
At December	199,637	221,885
Current	31,992	31,296
Non-current	167,645	190,589
	199,637	221,885